                                                                    EXHIBIT 99.1



CASE NAME:   DataVoN, Inc. Et al                    MONTHLY OPERATING REPORT
                                                    ACCRUAL BASIS
CASE NUMBER: 02-38600-RCM                           10/14/02, RWD, 02/96 & 07/99


                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 DALLAS DIVISION

                     MONTHLY OPERATING REPORT - CONSOLIDATED

                         MONTH ENDING: October 31, 2002

I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.




RESPONSIBLE PARTY:

     /s/ W. BRITT BIRDWELL                                 President
-----------------------------------------         ------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                     TITLE

       W. Britt Birdwell                                  11-25-02
-----------------------------------------         ------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                           DATE



PREPARER:

      /s/ Larry Dewey CPA                            Vice President - Finance
-----------------------------------------         ------------------------------
ORIGINAL SIGNATURE OF PREPARER                               TITLE

       Larry Dewey CPA                                     11/25/02
-----------------------------------------         ------------------------------
PRINTED NAME OF PREPARER                                    DATE



Monthly Operating Report-Oct02 Consolidated        Cover Sheet        11/26/2002

CASE NAME:   DataVoN, Inc. Et al                    MONTHLY OPERATING REPORT
                                                    ACCRUAL BASIS - 1
CASE NUMBER: 02-38600-RCM                           10/14/02, RWD, 02/96 & 07/99



      COMPARATIVE BALANCE SHEET                       SCHEDULE          MONTH              MONTH               MONTH
                                                       AMOUNT          AUG 2002           SEP 2002           OCT 2002
                                                     -----------    --------------     --------------     --------------
ASSETS

1.  UNRESTRICTED CASH                                $        --    $   299,102.00     $    21,522.00     $ 1,126,354.00
2.  RESTRICTED CASH                                  $        --
3.  TOTAL CASH                                       $        --    $   299,102.00     $    21,522.00     $ 1,126,354.00
4.  ACCOUNTS RECEIVABLE (NET)                        $        --    $ 3,424,621.00     $ 4,410,851.00     $ 4,372,878.00
5.  INVENTORY                                        $        --
6.  NOTES RECEIVABLE                                 $        --
7.  PREPAID EXPENSES                                 $        --    $   409,309.00     $   394,129.00     $   443,247.00
8.  OTHER                                            $        --
9.  TOTAL CURRENT ASSETS                             $        --    $ 4,133,032.00     $ 4,826,502.00     $ 5,942,479.00
10. PROPERTY, PLANT & EQUIPMENT                      $        --    $ 7,072,556.00     $ 7,160,855.00     $ 7,180,382.00
11. LESS: ACCUMULATED DEPRECIATION/DEPLETION         $        --    $ 1,887,675.00     $ 2,018,089.00     $ 2,162,844.00
12. NET PROPERTY, PLANT & EQUIPMENT                  $        --    $ 5,184,881.00     $ 5,142,766.00     $ 5,017,538.00
13. DUE FROM INSIDERS                                $        --    $    11,111.00     $    10,333.00     $     6,945.00
14. OTHER ASSETS - (Lease Deposits)                  $        --    $   213,523.00     $   222,123.00     $   195,011.00
15. OTHER                                            $        --
16. TOTAL ASSETS                                     $        --    $ 9,542,547.00     $10,201,724.00     $11,161,973.00

POSTPETITION LIABILITIES

17. ACCOUNTS PAYABLE                                                                                      $ 1,043,961.00
18. TAXES PAYABLE - Property                                                                              $    24,112.00
19. NOTES PAYABLE
20. PROFESSIONAL FEES
21. SECURED DEBT
22. OTHER (ATTACH LIST)
23. TOTAL POSTPETITION LIABILITIES                   $        --    $           --     $           --     $ 1,068,073.00

PREPETITION LIABILITIES

24. SECURED DEBT                                                    $ 2,777,788.00     $ 3,025,928.00     $ 3,013,100.00
25. PRIORITY DEBT                                                                      $    25,000.00     $    25,000.00
26. UNSECURED DEBT                                                  $ 8,592,759.00     $ 8,361,547.00     $ 8,106,298.00
27. OTHER (SEE ATTACHED)                                            $ 2,754,446.00     $ 2,734,118.00     $ 2,767,115.00
28. TOTAL PREPETITION LIABILITIES
29. TOTAL LIABILITIES                                $        --    $14,124,993.00     $14,146,593.00     $14,979,587.00

EQUITY

30. PREPETITION OWNERS' EQUITY                                      $(4,582,446.00)    $(3,944,869.00)    $(3,944,869.00)
31. POSTPETITION CUMULATIVE PROFIT (LOSS)                                                                 $      127,256
32. DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)
33. TOTAL EQUITY                                     $        --    $(4,582,446.00)    $(3,944,869.00)    $(3,817,614.00)
34. TOTAL LIABILITIES & OWNERS' EQUITY               $        --    $ 9,542,547.00     $10,201,724.00     $11,161,973.00


Monthly Operating Report-Oct02 Consolidated    Balance Sheet          11/27/2002

CASE NAME:   DataVoN, Inc. Et al                    MONTHLY OPERATING REPORT
                                                    ACCRUAL BASIS - 2
CASE NUMBER: 02-38600-RCM                           10/14/02, RWD, 02/96 & 07/99


                                                        MONTH            MONTH             MONTH            QUARTER
       INCOME STATEMENT                                AUG 2002         SEP 2002          OCT 2002           TOTALS
                                                    -------------     -------------     -------------     -------------
REVENUES

1.  GROSS REVENUES                                  $2,830,190.00     $3,164,248.00     $3,120,986.00     $9,115,424.00
2.  LESS: RETURNS & DISCOUNTS                       $   35,056.00     $   21,806.00     $   39,694.00     $   96,556.00
3.  NET REVENUE                                     $2,795,134.00     $3,142,442.00     $3,081,292.00     $9,018,868.00

COST OF GOODS SOLD

4.  MATERIAL (Telecom Services)                     $2,232,893.00     $2,345,552.00     $2,315,465.00     $6,893,910.00
5.  DIRECT LABOR                                                                                          $          --
6.  DIRECT OVERHEAD                                                                                       $          --
7.  TOTAL COST OF GOODS SOLD                        $2,232,893.00     $2,345,552.00     $2,315,465.00     $6,893,910.00
8.  GROSS PROFIT                                    $  562,241.00     $  796,890.00     $  765,827.00     $2,124,958.00

OPERATING EXPENSES

9.  OFFICER / INSIDER COMPENSATION                  $   78,663.00     $   67,293.00     $   62,668.00     $  208,624.00
10. SELLING & MARKETING                                                                                   $          --
11. GENERAL & ADMINISTRATIVE                        $  294,571.00     $  476,799.00     $  362,712.00     $1,134,082.00
12. RENT & LEASE                                    $   16,620.00     $   24,561.00     $   24,525.00     $   65,706.00
13. OTHER                                                                                                 $          --
14. TOTAL OPERATING EXPENSES                        $  389,854.00     $  568,653.00     $  449,905.00     $1,408,412.00
15. INCOME BEFORE NON-OPERATING INCOME & EXPENSE    $  172,387.00     $  228,237.00     $  315,922.00     $  716,546.00

OTHER INCOME & EXPENSES

16. NON-OPERATING INCOME (SEE ATTACHED)                               $  613,994.00                       $  613,994.00
17. NON-OPERATING EXPENSE                                                                                 $          --
18. INTEREST EXPENSE                                $   21,763.00     $   62,105.00     $   43,911.00     $  127,779.00
19. DEPRECIATION / DEPLETION                        $  143,061.00     $  142,357.00     $  144,755.00     $  430,173.00
20. AMORTIZATION                                                                                          $          --
21. OTHER - (Loss on Sales of Equipment)                              $     (193.00)                      $     (193.00)
22. NET OTHER INCOME & EXPENSES                     $ (164,824.00)    $  409,339.00     $ (188,666.00)    $   55,849.00

REORGANIZATION EXPENSES

23. PROFESSIONAL FEES                                                                                     $          --
24. U.S. TRUSTEE FEES                                                                                     $          --
25. OTHER (ATTACH LIST)                                                                                   $          --
26. TOTAL REORGANIZATION EXPENSES                   $          --     $          --     $          --     $          --
27. INCOME TAX
28. NET PROFIT (LOSS)                               $    7,563.00     $  637,576.00     $  127,256.00     $  772,395.00

Monthly Operating Report-Oct02 Consolidated    Income Statement       11/26/2002

CASE NAME:   DataVoN, Inc. Et al                    MONTHLY OPERATING REPORT
                                                    ACCRUAL BASIS - 3
CASE NUMBER: 02-38600-RCM                           10/14/02, RWD, 02/96 & 07/99

                                                    MONTH            MONTH             MONTH           QUARTER
CASH RECEIPTS AND DISBURSEMENTS                    AUG 2002         SEP 2002          OCT 2002          TOTALS
                                                -------------     -------------     -------------    -------------
1.  CASH - BEGINNING OF MONTH                   $  (12,748.00)    $  299,102.00     $   21,522.00    $  307,876.00

RECEIPTS FROM OPERATIONS

2.  CASH SALES                                                                                       $          --

COLLECTION OF ACCOUNTS RECEIVABLE

3.  PREPETITION                                 $2,791,223.00     $2,166,053.00     $2,964,999.00    $7,922,275.00
4.  POSTPETITION                                $          --                       $   46,266.00    $   46,266.00
5.  TOTAL OPERATING RECEIPTS                    $2,791,223.00     $2,166,053.00     $3,011,265.00    $7,968,541.00

NON-OPERATING RECEIPTS

6.  LOANS & ADVANCES (ATTACH LIST)              $          --                                        $          --
7.  SALE OF ASSETS                              $          --                                        $          --
8.  OTHER (SEE ATTACHED)                        $          --                       $   61,243.00    $   61,243.00
9.  TOTAL NON-OPERATING RECEIPTS                $          --     $          --     $   61,243.00    $   61,243.00
10. TOTAL RECEIPTS                              $2,791,223.00     $2,166,053.00     $3,072,508.00    $8,029,784.00
11. TOTAL CASH AVAILABLE                        $2,778,475.00     $2,465,155.00     $3,094,030.00    $8,337,660.00

OPERATING DISBURSEMENTS

12. NET PAYROLL                                 $  197,011.00     $  207,879.00     $  159,550.00    $  564,440.00
13. PAYROLL TAXES PAID                          $   12,892.00     $   10,809.00     $   10,120.00    $   33,821.00
14. SALES, USE & OTHER TAXES PAID               $      714.00     $      714.00                      $    1,428.00
15. SECURED / RENTAL / LEASES                   $   16,620.00     $   24,561.00                      $   41,181.00
16. UTILITIES                                   $      651.00     $      661.00                      $    1,312.00
17. INSURANCE                                   $   39,867.00     $   18,882.00     $   19,944.00    $   78,693.00
18. INVENTORY PURCHASES - (Telecom Services)    $2,089,519.00     $1,874,979.00     $1,743,560.00    $5,708,058.00
19. VEHICLE EXPENSES                                                                                 $          --
20. TRAVEL                                      $    9,332.00     $    1,700.00                      $   11,032.00
21. ENTERTAINMENT                                                                                    $          --
22. REPAIRS & MAINTENANCE                                                           $      243.00    $      243.00
23. SUPPLIES                                                                                         $          --
24. ADVERTISING                                                   $    4,000.00                      $    4,000.00
25. OTHER (SEE ATTACHED)                        $  112,767.00     $  299,448.00     $   34,259.00    $  446,474.00
26. TOTAL OPERATING DISBURSEMENTS               $2,479,373.00     $2,443,633.00     $1,967,676.00    $6,890,682.00

REORGANIZATION EXPENSES

27. PROFESSIONAL FEES                           $          --                                        $          --
28. U.S. TRUSTEE FEES                           $          --                                        $          --
29. OTHER (ATTACH LIST)                         $          --                                        $          --
30. TOTAL REORGANIZATION EXPENSES               $          --     $          --     $          --    $          --
31. TOTAL DISBURSEMENTS                         $2,479,373.00     $2,443,633.00     $1,967,676.00    $6,890,682.00
32. NET CASH FLOW                               $  311,850.00     $ (277,580.00)    $1,104,832.00    $1,139,102.00
33. CASH - END OF MONTH                         $  299,102.00     $   21,522.00     $1,126,354.00



Monthly Operating Report-Oct02 Consolidated    Cash Receipts          11/26/2002

CASE NAME:   DataVoN, Inc. Et al                    MONTHLY OPERATING REPORT
                                                    ACCRUAL BASIS - 4
CASE NUMBER: 02-38600-RCM                           10/14/02, RWD, 02/96 & 07/99


                                        SCHEDULE          MONTH            MONTH            MONTH
ACCOUNTS RECEIVABLE AGING                AMOUNT           AUG 02           SEP-02           OCT-02
                                      -------------    -------------    -------------    -------------
1. 0 - 30                             $          --    $2,902,900.00    $3,819,903.00    $3,540,396.00
2. 31 - 60                            $          --    $    7,060.00    $   70,510.00    $  248,798.00
3. 61 - 90                            $          --    $   84,942.00    $    5,775.00    $   63,346.00
4. 91+                                $          --    $  429,719.00    $  514,663.00    $  568,338.00
5. TOTAL ACCOUNTS RECEIVABLE          $          --    $3,424,621.00    $4,410,851.00    $4,420,878.00
6. AMOUNT CONSIDERED UNCOLLECTIBLE    $          --                                      $   48,000.00
7. ACCOUNTS RECEIVABLE (NET)          $          --    $3,424,621.00    $4,410,851.00    $4,372,878.00


AGING OF POSTPETITION TAXES AND
PAYABLES                                                        MONTH:  Oct-02
                                                                      ---------

                               0 - 30        31 - 60       61 - 90       91+
                                DAYS           DAYS         DAYS         DAYS            TOTAL
                           --------------    ---------    ---------    ---------    --------------
TAXES PAYABLE

1.  FEDERAL                                  $      --
2.  STATE                                    $      --
3.  LOCAL                                    $      --
4.  OTHER (ATTACH LIST)                      $      --
5.  TOTAL TAXES PAYABLE    $           --    $      --    $      --    $      --              NONE

6.  ACCOUNTS  PAYABLE      $ 1,043,961.00                                           $ 1,043,961.00



STATUS OF POSTPETITION TAXES                                 MONTH:    Oct-02
                                                                      ---------


                             BEGINNING TAX    AMOUNT WITHHELD                          ENDING TAX
TAXES PAYABLE                 LIABILITY*      AND OR ACCRUED        AMOUNT PAID         LIABILITY
                            --------------    ---------------     --------------     --------------

1.  WITHHOLDING**           $           --
2.  FICA-EMPLOYEE**         $           --
3.  FICA-EMPLOYER**         $           --
4.  UNEMPLOYMENT            $           --
5.  INCOME
6.  OTHER (ATTACH LIST)
7.  TOTAL FEDERAL TAXES     $           --     $           --     $           --

STATE AND LOCAL

8.  WITHHOLDING
9.  SALES
10. EXCISE
11. UNEMPLOYMENT
12. REAL PROPERTY
13. PERSONAL PROPERTY       $           --     $    24,112.00     $           --     $    24,112.00
14. OTHER (ATTACH LIST)
15. TOTAL STATE & LOCAL     $           --     $    24,112.00     $           --     $    24,112.00
16. TOTAL TAXES             $           --     $    24,112.00     $           --     $    24,112.00

* The beginning tax liability should represent the liability from the prior month or if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your EID coupon and payment receipt to verify payment or deposit


Monthly Operating Report-Oct02 Consolidated   Accts Rec. - Taxes     11/26/2002

CASE NAME:   DataVoN, Inc. Et al                    MONTHLY OPERATING REPORT
                                                    ACCRUAL BASIS - 5
CASE NUMBER: 02-38600-RCM                           10/14/02, RWD, 02/96 & 07/99


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.




BANK RECONCILIATION                                           MONTH:  30-Oct-02
                                                                    ------------

                                           ACCOUNT #1         ACCOUNT #2        ACCOUNT #3
A.  BANK                                    COMERICA          COMERICA          COMERICA
B.  ACCOUNT NUMBER:                        1880831753        1880831761        1880831779
C.  PURPOSE (TYPE):                       DIP OPERATING       DIP A/R           PAYROLL             TOTAL
                                          -------------     -------------     -------------     -------------
1.  BALANCE PER BANK STATEMENT            $  575,125.92     $  554,510.76     $          --     $1,129,636.68
2.  ADD: TOTAL DEPOSITS NOT CREDITED                        $  228,310.94                       $  228,310.94
3.  SUBTRACT OUTSTANDING CHECKS           $  232,757.78                                         $  232,757.78
4.  OTHER RECONCILING ITEMS                                                                     $          --
5.  MONTH END BALANCE PER BOOKS           $  342,368.14     $  782,821.70     $          --     $1,125,189.84
6.  NUMBER OF LAST CHECK WRITTEN                   1049               N/A

INVESTMENT ACCOUNTS

                                                          DATE OF         TYPE OF        PURCHASE
BANK, ACCOUNT NAME & NUMBER                               PURCHASE       INSTRUMENT       PRICE           CURRENT VALUE
                                                          --------       ----------      --------         -------------

7.  NONE
8.
9.
10.
11. TOTAL INVESTMENTS                                                                                              NONE

CASH

12. CURRENCY ON HAND                                                                                               NONE

13. TOTAL CASH - END OF MONTH                                                                                 CONTINUED



Monthly Operating Report-Oct02 Consolidated   Bank Recon.           11/25/2002

CASE NAME:   DataVoN, Inc. Et al                    MONTHLY OPERATING REPORT
                                                    ACCRUAL BASIS - 5
CASE NUMBER: 02-38600-RCM                           10/14/02, RWD, 02/96 & 07/99

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

BANK RECONCILIATION                                          MONTH:  30-Oct-02
                                                                   -----------

                                              ACCOUNT #1        ACCOUNT #2       ACCOUNT #3
A.  BANK                                     BANK OF TEXAS
B.  ACCOUNT NUMBER:                           2891009041
C.  PURPOSE (TYPE):                          DIP OPERATING                                             TOTAL
                                             -------------     -------------     -------------     -------------
1.  BALANCE PER BANK STATEMENT               $    1,164.54                                         $    1,164.54
2.  ADD:  TOTAL DEPOSITS NOT CREDITED                                                              $          --
3.  SUBTRACT OUTSTANDING CHECKS                                                                    $          --
4.  OTHER RECONCILING ITEMS                                                                        $          --
5.  MONTH END BALANCE PER BOOKS              $    1,164.54     $          --                       $    1,164.54
6.  NUMBER OF LAST CHECK WRITTEN

INVESTMENT ACCOUNTS

                                           DATE OF         TYPE OF       PURCHASE
BANK, ACCOUNT NAME & NUMBER                PURCHASE       INSTRUMENT       PRICE           CURRENT VALUE
---------------------------                --------       ----------     --------          -------------
7.  NONE
8.
9.
10.
11. TOTAL INVESTMENTS                                                                                NONE

CASH

12. CURRENCY ON HAND                                                                                 NONE

13. TOTAL CASH - END OF MONTH                                                              $ 1,126,354.38

Monthly Operating Report-Oct02 Consolidated   Bank Recon.           11/25/2002

CASE NAME:   DataVoN, Inc. Et al                    MONTHLY OPERATING REPORT
                                                    ACCRUAL BASIS - 6
CASE NUMBER: 02-38600-RCM                           10/14/02, RWD, 02/96 & 07/99


PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. Salary, Bonus, Commissions, Insurance, Housing Allowance, Travel, Car Allowance, etc.) attach additional sheets if necessary.

                                    INSIDERS


                                                                         TOTAL PAID TO
          NAME                     TYPE OF PAYMENT      AMOUNT PAID          DATE
------------------------------     ---------------    --------------     --------------
1.  W Britt Birdwell                       Salary     $    10,000.00
2.  Michael Donahoe                        Salary     $    11,917.00
3.  Chad Frazier                           Salary     $    11,917.00
4.  Robert Birdwell                        Salary     $     5,000.00
5.  Rodney Jones                           Salary     $    11,917.00
6.  Steve Weigman                          Salary     $    11,917.00
7.  TOTAL PAYMENTS TO INSIDERS                                           $    62,668.00

                                  PROFESSIONALS


                             DATE OF COURT
                                ORDER                                                               TOTAL
                             AUTHORIZING         AMOUNT                         TOTAL PAID TO      INCURRED &
           NAME                PAYMENT          APPROVED       AMOUNT PAID         DATE            UNPAID*
---------------------------  -------------    ------------     ------------    -------------     ------------
1.
2.
3.
4.
5.
6.  TOTAL PAYMENTS TO PROFESSIONALS           $         --     $         --     $         --     $         --

* INCLUDE ALL FEES INCURRED.  BOTH APPROVED AND UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE, AND ADEQUATE PROTECTION PAYMENTS.

                                        SCHEDULED
                                         MONTHLY         AMOUNTS PAID     TOTAL UNPAID
           NAME OF CREDITOR            PAYMENTS DUE      DURING MONTH     POSTPETITION
---------------------------------     -------------     -------------     -------------
1.  Lee Barton                                          $          --     $1,000,000.00
2.  Tim Terrell                                         $          --     $  500,000.00
3.  Transcom Communications, Inc.                       $          --     $1,192,230.00
4.  Regions Bank                                        $          --     $  320,870.00
5
6.  TOTAL                             $          --     $          --     $3,013,100.00

Monthly Operating Report-Oct02 Consolidated   Insiders-Profess.     11/25/2002

CASE NAME:   DataVoN, Inc. Et al                    MONTHLY OPERATING REPORT
                                                    ACCRUAL BASIS - 7
CASE NUMBER: 02-38600-RCM                           10/14/02, RWD, 02/96 & 07/99


                                                               MONTH:   Oct-02
                                                                      --------

                                  QUESTIONNAIRE


                                                                                           YES                  NO
                                                                                           ---                  ---
1.   HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF
     BUSINESS THIS REPORTING PERIOD?                                                                             x

2.   HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN
     POSSESSION ACCOUNT?                                                                                         x

3.   ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM
     RELATED PARTIES?                                                                                            x

4.   HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING
     PERIOD?                                                                                                     x

5.   HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?                                     x

6.   ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                                x

7.   ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?                                                x

8.   ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                            x

9.   ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                                  x

10.  ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?                                                  x

11.  HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?                                           x

12.  ARE ANY WAGE PAYMENTS PAST DUE?                                                                             x

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

                                    INSURANCE


                                                                                           YES                  NO
                                                                                           ---                  ---

1.   ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE
     COVERAGES IN EFFECT?                                                                   x

2.   ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                                 x

3.   PLEASE ITEMIZE POLICIES BELOW

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD. PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.




                              INSTALLMENT PAYMENTS

                                                                                                         PAYMENT AMOUNT &
            TYPE OF POLICY                            CARRIER                  PERIOD COVERED                FREQUENCY
            --------------                            -------                  --------------            ----------------
    General Liability,Workers Comp         St Paul Insurance                   7-02 to 7-03
                 Group Health              Principal Financial Group           8-02 to 8-03


Monthly Operating Report-Oct02 Consolidated   Questionnaire         11/25/2002

Case Name                Datavon, Inc. Et al
Case Number              02-38600-RCM
Monthly Operating Report
Supporting Schedules - Comparative Balance Sheet
Month Ended October 31, 2002

Comparative Balance Sheet


                                                      Aug 2002         Sep 2002         Oct 2002
                                                    ------------     ------------     ------------
Line 24 - Secured Debt
  Note Payable - Lee Barton                            1,000,000        1,000,000        1,000,000
  Note Payable - Tim Terrell                                              500,000          500,000
  Note Payable - Regions Bank                            346,242          333,698          320,870
  Note Payable - Transcom Communications,Inc             217,000
  Account Payable - Transcom Communications,Inc        1,214,546        1,192,230        1,192,230
                                                    ------------     ------------     ------------
    Totals                                             2,777,788        3,025,928        3,013,100
                                                    ============     ============     ============

Line 27 - Other Prepetition Liabilities
  Capitalized Lease Obligations
    CIT - Copier                                          20,601           19,953           19,294
    Gulfcoast - Telecom Equipment                                                           66,000
    Sun Microsystems - Telecom Equipment                 158,341          138,826          119,234
    Cisco Systems Capital - Telecom Equipment          2,417,412        2,417,412        2,417,412
    VAResourses                                           48,500           57,420           62,867
    Dell Financial Services                              109,592          100,507           82,308
                                                    ------------     ------------     ------------
    Totals                                             2,754,446        2,734,118        2,767,115
                                                    ============     ============     ============

Case Name                   Datavon, Inc. Et al
Case Number                 02-38600-RCM
Monthly Operating Report
Supporting Schedules - Income Statement
Month Ended October 31, 2002


                                                                     Aug 2002          Sep 2002          Oct 2002
                                                                  -------------      ------------      ------------
Other Income & Expense
  Line 16 - Non-Operating Income
    Payable Correction                                                                    613,994
                                                                                     ============

Case Name                  Datavon, Inc. Et al
Case Number                02-38600-RCM
Monthly Operating Report
Supporting Schedules - Cash Receipts and Disbursements
Month Ended October 31, 2002

                                                                     Oct 2002
                                                                    -----------
Line 25 - Other Operating Disbursements
  Contracted Services                                                    19,002
  Office Expense                                                          2,219
  Bank Charges                                                                4
  Employee Advance                                                          856
  Postage Deposit                                                           600
  Equipment Purchases                                                     8,000
  Telephone                                                               3,578
                                                                    -----------

    TOTALS                                                               34,259
                                                                    ===========

Case Name                  Datavon, Inc. Et al
Case Number                02-38600-RCM
DTVN Holdings, Inc. & Subsidiaries
Supporting Schedules - Cash Receipts and Disbursements
Month Ended August 31, 2002




                                                                                                                  CONSOLIDATED
                                                                 ZYDECO            VIDEO            DTVN              DTVN
                                           DATAVON, INC.     EXPLORATION, INC.  INTELLIGENCE     HOLDINGS, INC    HOLDINGS, INC.
                                             AUG 2002            AUG 2002         AUG 2002         AUG 2002         AUG 2002
                                           -------------     -----------------  ------------     -------------    --------------

Operating Disbursements
       Net Payroll                               197,011                                                                 197,011
       Payroll Taxes                              12,892                                                                  12,892
       Sales Taxes                                    80                                                   634               714
       Rents                                      16,620                                                                  16,620
       Utilities                                     651                                                                     651
       Insurance                                  29,911                                                 9,956            39,867
       Inventory Purchases                     2,089,519                                                               2,089,519
       Travel                                      9,332                                                                   9,332
       Repairs                                                                                                                 0
       Supplies                                                                                                                0
       Advertising                                                                                                             0

Other Disbursements
       Bank Service Charges                          799                                                   402             1,201
       Consulting Fees                            39,762                                                                  39,762
       Contracted Services                         6,221                                                                   6,221
       Litigation Judgement                       17,500                                                                  17,500
       Office Expense                              1,733                                                                   1,733
       Pension Expense                             3,806                                                                   3,806
       Postage & Delivery                          1,382                                                                   1,382
       Professional Fees                          22,523                                                 1,265            23,788
       Stockholders Relations-SEC                                                                        7,648             7,648
       Telephone                                   9,726                                                                   9,726
                                           -------------     -----------------  ------------    --------------    --------------
        Total Other                              103,452                     0             0             9,315           112,767
                                           -------------     -----------------  ------------    --------------    --------------
TOTAL DISBURSEMENTS                            2,459,468                     0             0            19,905         2,479,373
                                           =============     =================  ============    ==============    ==============


Unaudited - Prepared for Internal Use

Case Name                  Datavon, Inc. Et al
Case Number                02-38600-RCM
DTVN Holdings, Inc. & Subsidiaries
Supporting Schedules - Cash Receipts and Disbursements
Month Ended September 30, 2002




                                                                                                                  CONSOLIDATED
                                                                   ZYDECO            VIDEO         DTVN                DTVN
                                          DATAVON, INC.      EXPLORATION, INC.  INTELLIGENCE   HOLDINGS, INC      HOLDINGS, INC.
                                            SEP 2002              SEP 2002         SEP 2002      SEP 2002           SEP 2002
                                         -------------       -----------------  ------------   -------------      --------------


Operating Disbursements
       Net Payroll                             207,879                                                                   207,879
       Payroll Taxes                            10,809                                                                    10,809
       Sales Taxes                                  80                                                   634                 714
       Rents                                    19,115                                 5,446                              24,561
       Utilities                                   661                                                                       661
       Insurance                                 8,926                                                 9,956              18,882
       Inventory Purchases                   1,874,979                                                                 1,874,979
       Travel                                    1,700                                                                     1,700
       Repairs                                                                                                                 0
       Supplies                                                                                                                0
       Advertising                               4,000                                                                     4,000

General & Administrative Expenses
       Bank Service Charges                        392                                                                       392
       Commissions                              14,000                                                                    14,000
       Computer Expenses                         1,201                                                                     1,201
       Billing & Consulting Fees                99,085                                                                    99,085
       Contracted Services                      17,886                                                                    17,886
       Employment Fees                           1,760                                                                     1,760
       Filing Fees                                 335                                                   542                 877
       Litigation Judgement                     17,500                                                                    17,500
       Moving Expenses                          18,020                                                                    18,020
       Office Expense                            2,767                                                                     2,767
       Pension Expense                           3,801                                                                     3,801
       Professional Fees                        56,481                                                46,405             102,886
       Stockholders Relations-SEC                                                                      3,090               3,090
       Telephone                                16,183                                                                    16,183
                                         -------------       -----------------  ------------   -------------      --------------
        Total Other                            249,411                       0             0          50,037             299,448
                                         -------------       -----------------  ------------   -------------      --------------
TOTAL DISBURSEMENTS                          2,377,560                       0         5,446          60,627           2,443,633
                                         =============       =================  ============   =============      ==============


Unaudited - Prepared for Internal Use

Case Name                  Datavon, Inc. Et al
Case Number                02-38600-RCM
DTVN Holdings Inc., & Subsidiaries
Supporting Schedules - Cash Receipts and Disbursements
Month Ended October 31, 2002


                                          DATAVON, INC.   EXPLORATION, INC.    INTELLIGENCE      HOLDINGS, INC       HOLDINGS, INC.
                                            OCT 2002          OCT 2002            OCT 2002          OCT 2002            OCT 2002
                                        ---------------   -----------------   ---------------    ---------------    ---------------
Non-Operating Receipts                           60,000                                                                      60,000
       Customer Deposits                          1,243                                                                       1,243
                                        ---------------    ---------------    ---------------    ---------------    ---------------
       Reimbursement by Employees                61,243                  0                  0                  0             61,243
                                        ===============    ===============    ===============    ===============    ===============
        Total Non-Operating Receipts

Operating Disbursements
       Net Payroll                              159,550                                                                     159,550
       Payroll Taxes                             10,120                                                                      10,120
       Sales Taxes                                                                                                                0
       Rents                                                                                                                      0
       Utilities                                                                                                                  0
       Insurance                                 19,944                                                                      19,944
       Inventory Purchases                    1,743,560                                                                   1,743,580
       Travel                                                                                                                     0
       Repairs                                      243                                                                         243
       Supplies                                                                                                                   0
       Advertising                                                                                                                0

General & Administrative Expenses
       Bank Charges                                                                                            4                  4
       Contracted Services                       19,002                                                                      19,002
       Office Expense                             2,219                                                                       2,219
       Employee advance                             856                                                                         856
       Postage Deposit                              600                                                                         600
       Equipment Purchase                         8,000                                                                       8,000
       Telephone                                  3,578                                                                       3,578
                                        ---------------    ---------------    ---------------    ---------------    ---------------
        Total Other                              34,255                  0                  0                  4             34,259
                                        ---------------    ---------------    ---------------    ---------------    ---------------
TOTAL DISBURSEMENTS                           1,967,672                  0                  0                  4          1,967,676
                                        ===============    ===============    ===============    ===============    ===============


Unaudited - Prepared for Internal Use